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                                                                   EXHIBIT 10.33

                               TEMPORARY AGREEMENT
                          for Commercial Operations at
                            SIKORSKY MEMORIAL AIRPORT
                             STRATFORD, CONNECTICUT

                            Commercial Operator

Name of Firm (Corporation, Company, Partnership, Individual)

                           US Helicopter Corporation
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Present Address   Pier 6, East River     City/Town           New York

State        New York         Zip    10004

Telephone Business   (203) 915-3231      Home  (203) 679-0042

The business/operation described below will be conducted on the Airport at

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                        DESCRIPTION OF BUSINESS/OPERATION

Base for completing FAR Part 135 certification up to 5-15 employees

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List Equipment   Possibly A109E
                               -------------------------------------------------

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Number and Type of Employees      5-15

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Long Term Agreement Required (more than 90 days)?  [ ] Yes  [X] No
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                               TERMS OF AGREEMENT

Length of Agreement from June 1, 2005 to Month to Month
(not to exceed 90 days)

Service Fees to be paid to City of Bridgeport/Sikorsky Memorial Airport, describe below

$500.00 per month including utilities, phone to be provided by Tenant

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Commercial Operator will provide insurance coverage naming the City of
Bridgeport/Sikorsky Memorial Airport held harmless.

IN WITNESS WHEREOF, the parties hereto set their hands this 8th day of June 2005

                                       CITY OF BRIDGEPORT

                                         By:  /s/ John Rizzi
                                            ------------------------------------
                                                  John Rizzi
                                                  Airport Manager
ATTEST:

/s/ [ILLEGIBLE]
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                                         By:  /s/ Gabe Roberts
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                                                  Gabe Roberts
                                                  US Helicopter Corp.

ATTEST:

/s/ [ILLEGIBLE]
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